UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2007

ACADIA PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50768	06–1376651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3911 SORRENTO VALLEY BOULEVARD
SAN DIEGO, CALIFORNIA	92121
(Address of principal executive offices)	(Zip Code)

(858) 558–2871

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The following table provides information regarding the compensation earned during the fiscal year ended December 31, 2006 by the Chief Executive Officer and the Chief Financial Officer of ACADIA Pharmaceuticals Inc. (the “Company”) and each of the other individuals who will be disclosed as a “named executive officer” in the Company’s proxy statement for its 2007 annual meeting of stockholders:

Name	Title	Year	Salary	Bonus	Option Awards(1)	All Other Compensation	Total
Uli Hacksell(2)	Chief Executive Officer	2006	420,000	94,500	378,764	11,840	905,104
Thomas Aasen(2)	Vice President and Chief Financial Officer	2006	271,065	49,063	163,448	11,840	495,416
Roger Mills(3)	Executive Vice President, Development	2006	168,788	30,563	62,104	450	261,905
Brian Lundstrom(2)	Senior Vice President, Business Development	2006	262,614	25,999	131,210	11,840	431,663
Bo-Ragnar Tolf(4)	Vice President, Chemistry and Managing Director, ACADIA Pharmaceuticals AB	2006	290,377	37,769	104,137	28,845	461,128
Mark Brann(5)	Former President and Chief Scientific Officer	2006	261,064	—	159,346	14,587	434,997

(1)	Amounts shown do not reflect compensation actually received by the named individual. The amounts reflect compensation expense recognized by the Company in 2006 and reflect option awards granted in and prior to 2006. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed March 9, 2007, for the SFAS 123(R) stock compensation expense assumptions used to determine the valuation and expensing of stock option awards. The values recognized in the “Options Awards” column above do not reflect estimated forfeitures.
(2)	“All Other Compensation” includes $11,000 in employer 401(k) matching and $840 of supplemental life insurance premium payments.
(3)	Dr. Mills became an employee of the Company on June 30, 2006. “All Other Compensation” includes $450 of supplemental life insurance premium payments.
(4)	“All Other Compensation” includes an employer contribution of $28,845 to a Swedish pension fund.
(5)	Dr. Brann resigned from the Company on October 20, 2006. “All Other Compensation” includes $11,000 in employer 401(k) matching and $690 of supplemental life insurance premium payments, and $2,897 of COBRA health insurance reimbursements after his resignation.

The Company is filing, as Exhibit 99.1 hereto, the Employment Offer Letter, dated as of May 26, 2006, for Dr. Mills who will be disclosed as a named executive officer for the first time in the Company’s proxy statement for its 2007 annual meeting of stockholders.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Employment Offer Letter for Roger Mills.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2007	ACADIA Pharmaceuticals Inc.

	By:	/s/ Thomas H. Aasen
Thomas H. Aasen
Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Employment Offer Letter for Roger Mills.